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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    UNITED DENTAL CARE, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                                     [LOGO]

                       13601 PRESTON ROAD, SUITE 500 EAST
                              DALLAS, TEXAS 75240
                                 (972-458-7474)

                            ------------------------

                                                                 August 11, 1998

To Our Stockholders:

    We recently sent you materials regarding the proposed merger of United Dental Care, Inc. and a subsidiary of Protective Life Corporation. Those materials included a proxy card which, due to printer error, did not include your name and information with respect to the number of shares you own. Since that information is necessary for us to process your vote, please discard the proxy card that was previously mailed to you. Enclosed is a replacement proxy card and return address envelope for you to use to vote on the proposed merger.

    As discussed in the Proxy Statement/Prospectus, dated August 6, 1998, a majority vote is required to approve the merger. In view of the importance of this matter, we urge you to read the previously distributed Proxy
Statement/Prospectus and to complete, sign and date the enclosed proxy card and return it promptly in the enclosed prepaid envelope.

                                          Sincerely,

                                          /s/ William H. Wilcox
                                          ---------------------
                                          WILLIAM H. WILCOX
                                          PRESIDENT

    If you have questions concerning the proxy card please call D.F. King & Co., Inc., the Proxy Solicitor/ Information Agent for the merger, at (800) 207-3155.